AMENDMENT TO
RESTICTED STOCK UNIT AGREEMENT
UNDER THE BROOKDALE SENIOR LIVING INC.
OMNIBUS STOCK INCENTIVE PLAN

WHEREAS, Brookdale Senior Living Inc. (the "Company") and W. E. Sheriff (the "Participant") previously entered into a Restricted Stock Unit Agreement (the "Agreement"), dated June 23, 2009; and
WHEREAS, the Company and the Participant mutually desire to amend the Agreement to make technical changes required under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code), as provided in Internal Revenue Notices 2010-6 and 2010-80.
NOW, THEREFORE, effective as of the 5th day of November, 2012, the Company and the Participant hereby mutually agree to amend the Agreement as follows:
1.            Section 2(d) is amended to provide as follows:

"(d)            Participant's Termination of Employment On or After December 31, 2010. If the Participant's employment is terminated (and such termination constitutes a separation from service under Section 409A of the Code) (i) by the Company without Cause or (ii) voluntarily by the Participant for any reason (whether or not the Participant becomes a Consultant), in either case on or after December 31, 2010, shares of Common Stock with respect to all outstanding RSUs will be delivered to the Participant on the forty-fifth (45th) day following such termination of employment.

2.            Section 4 is amended to provide as follows:

"(d)            Execution of Release.  The delivery of shares of Common Stock to the Participant as a result of, or following, termination of employment or service as a Consultant for any reason shall only be made upon the Participant's execution and non-revocation of a general release of claims in a form satisfactory to the Company within forty-five (45) days of the Participant's termination date. Nothwithstanding any other provision hereunder, any delivery will occur on the forty-fifth (45th) day following the termination date.

(Signature appear on the following page)

  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first stated above.

BROOKDALE SENIOR LIVING INC.		PARTICIPANT

By:	/s/ T. Andrew Smith	/s/ W.E. Sheriff
Title:	EVP, General Counsel & Secretary

2